SCUDDER CAPITAL GROWTH FUND


Supplement to the currently effective Statements of Additional Information

The following information amends the relevant disclosure in the "Management of the Funds - Investment Advisor" section:

Scudder Capital Growth Fund pays the Advisor, at the annual rate of 0.580% of the first $250,000,000 of average daily net assets, 0.550% for the next $750,000,000 of average daily net assets, 0.530% for the next $1,500,000,000 of average daily net assets, 0.510% for the next $2,500,000,000 of average daily net assets, 0.480% for the next $2,500,000,000 of average daily net assets, 0.460% for the next $2,500,000,000 of average daily net assets, 0.440% for the next $2,500,000,000 of average daily net assets, and 0.420% in excess of $12,500,000,000, computed and accrued daily. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.





May 20, 2005


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SCUDDER GROWTH AND INCOME FUND


Supplement to the currently effective Statements of Additional Information

The following information amends the relevant disclosure in the "Management of the Funds - Investment Advisor" section:

The current advisory fee rates are payable monthly at the annual rate shown below.

Average Daily Net Assets                    Scudder Growth and Income Fund
------------------------                    ------------------------------

$0 - $250 million                                    0.450%
$250 million - $1 billion                            0.445%
$1 billion - $2.5 billion                            0.440%
$2.5 billion - $7.5 billion                          0.430%
$7.5 billion - $12.5 billion                         0.420%
$12.5 billion - $17.5 billion                        0.410%
Over $17.5 billion                                   0.385%





May 20, 2005